UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 29, 2010

Advanta Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-14120	23-1462070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania	19477
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 657-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item7.01.	Regulation FD Disclosure

As previously disclosed, Advanta Corp. (the “Registrant”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the State of Delaware (the “Bankruptcy Court”) Case No. 09-13931 (KJC) (the “Chapter 11 Cases”).  The Chapter 11 Cases for the Registrant and certain of the Debtors commenced on November 8, 2009, and the Chapter 11 Cases for certain other Debtors commenced on November 20, 2009.  Advanta Bank Corp. and certain other subsidiaries of the Registrant were not part of the Bankruptcy Filing.

On January 29, 2010, the Debtors filed their unaudited monthly operating report for the period commencing December 1, 2009, and ending December 31, 2009 (the “Monthly Operating Report”), with the Bankruptcy Court. A copy of the Monthly Operating Report is contained in the attached Exhibit 99.1 and is incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

The Registrant cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Registrant. The Monthly Operating Report has been prepared solely for the purpose of complying with the operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C. § 586(a)(3). The Monthly Operating Report is limited in scope and only covers a limited time period.

The financial statements in the Monthly Operating Report were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Monthly Operating Report presents condensed financial information of the Debtors.

There can be no assurance that, from the perspective of an investor or a potential investor in the Registrant’s securities, the Monthly Operating Report is complete. The Monthly Operating Report may be subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Registrant’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Registrant’s financial condition or operating results for the period that would be reflected in the Registrant’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results.

The Monthly Operating Report and additional information about the Debtors’ filings under the Bankruptcy Code, including access to court documents and other general information about the Chapter 11 Cases, are available online at the Debtors’ case administration website located at http://www.advantareorg.com.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (i) the ability of the Registrant to continue as a going concern; (ii) the Registrant’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; (iii) the ability of the Debtors to prosecute, develop and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; (iv) the effects of the Debtors’ Bankruptcy Filing on the Registrant and the interests of various creditors, equity holders and other constituents; (v) the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; (vi) the length of time the Registrant will operate under the Chapter 11 Cases; (vii) the risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Registrant’s ability to develop and consummate one or more plans of reorganization once such plans are developed; (viii) the potential adverse effects of the Chapter 11 Cases on the Registrant’s liquidity or results of operations; (ix) the Registrant’s ability to execute the Registrant’s restructuring plan; (x) the increased legal costs related to the Bankruptcy Filing and other litigation; (xi) the Registrant’s ability to maintain contracts with suppliers and service providers and to retain key executives, managers and employees; (xii) the risk that Advanta Bank Corp. will not be able to regain compliance with the capital levels and ratios required by the Federal Deposit Insurance Corporation (the “FDIC”); and (xiii) the risk that the FDIC will pursue further regulatory actions against Advanta Bank Corp. and/or Advanta Bank, a wholly owned subsidiary of the Registrant. The cautionary statements provided above are being made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act for any such forward-looking statements. Additional risks that may affect the Registrant’s future performance are detailed in the Registrant’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Advanta Corp. Monthly Operating Report for the period commencing December 1, 2009, and ending on December 31, 2009, filed with the United States Bankruptcy Court for the District of Delaware.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANTA CORP.

Date: January 29, 2010
	By:	/s/ Jay A. Dubow
Jay A. Dubow, Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

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